Supplement Dated May 13, 2022
to Prospectus Dated May 1, 2022
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Sears Holdings Corporation

This document is a supplement to the current prospectus (the “prospectus”) for Group Variable Universal Life Insurance Contracts and Certificates. This supplement must be accompanied by the Group Variable Universal Life prospectus as it contains information specific to your Certificate that may differ from the prospectus.

Special terms that we use are defined in the prospectus. See the GLOSSARY: Definitions Of Special Terms Used In This Prospectus section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 1

Janus Aspen Series:
Janus Henderson Global Research Portfolio	Appendix 2

GVULSUP192 Sears

PIMCO Variable Insurance Trust:
PIMCO Total Return Portfolio	Appendix 3

Prudential Series Fund:
PSF PGIM Government Money Market Portfolio	Appendix 4
PSF PGIM High Yield Bond Portfolio	Appendix 5
PSF PGIM Jennison Growth Portfolio	Appendix 6
PSF Small-Cap Stock Index Portfolio	Appendix 7
PSF Stock Index Portfolio	Appendix 8

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	Appendix 9
T. Rowe Price Equity Income Portfolio	Appendix 10
T. Rowe Price Moderate Allocation Portfolio	Appendix 11

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Certificate. In several instances we use the terms “maximum” and “current" charge. The “maximum” charge in each instance is the highest charge that we are entitled to make under the Group Contract. The “current” charge is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, or surrender or make withdrawals from the Certificate.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	Deducted from each premium when the premium is paid.	Maximum - 3.5% Current - 0.0%
Charge for Taxes Attributable to Premiums[1]	Deducted from each premium when the premium is paid.	Maximum - 6% Current - 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20.00 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $6.00 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth Current - $20 per transfer after the twelfth
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00

1.For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

GVULSUP192 Sears

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Base Contract Charges:
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options Current - 0.45%[1] of the amount of assets in the Variable Investment Options
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2] Minimum and Maximum Guaranteed Charge	Monthly	Minimum - $0.10 Maximum - $50.48 Representative guaranteed charge - $0.63[4]
Net Interest on Loans[5]	Annually	2%
*Additional Insurance Benefits Charges[3]:
Child Dependents Term Life Insurance	Monthly	Minimum - $0.16[6] Maximum - $0.16[6] Representative current charge - $0.16[7]
Spouse GVUL (Cost of Insurance)	Monthly	Minimum - $50.48[6] Maximum - $0.10[6] Representative current charge - $0.63[8]
AD&D On Employee's Life	Monthly	Minimum - $0.06[6] Maximum - $0.06[6] Representative current charge - $0.06[7]

•The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.
1.The daily charge is based on the effective annual rate shown.
2.The maximum Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts reflect the maximum that the insurer can charge; the rates that a particular Participant will pay may be lower. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center toll free at (800) 562-9874.
3.These benefits may not be available to some groups.
4.The representative guaranteed charge for cost of insurance is a sample rate charged for a 50-year old insured under the contract.
5.The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.
6.These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.The representative current charge for additional insurance benefits are sample rates currently charged.
8.The representative current charge for spouse GVUL insurance is a sample rate currently charged for a 50-year old insured, who is the spouse of an active employee of Sears Holdings Corporation.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy, is contained in the Prospectus for each Fund.

Annual Fund Expenses	Minimum	Maximum
Expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.29%	1.07%

GVULSUP192 Sears

SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2001 CSO Unisex Table (80% Male – 20% Female), and interest rates as described in The Internal Revenue Code, Section 7702.

THE FUNDS
Fund Companies

Set out in the Appendix is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list in the Appendix to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

GVULSUP192 Sears

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2022, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 3%.

CHARGES AND EXPENSES

The current charges under your Group Contract are as follows in this section. For a complete list and description of all charges and expenses, please refer to the CHARGES AND EXPENSES section of the prospectus.

Charge For Taxes Attributable To Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:
•    The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal

GVULSUP192 Sears

Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.
Account Charge For Variable Investment Options (for Mortality and Expense Risk)

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.
Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order. There is currently no charge for surrendering your certificate.

Cost Of Insurance

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $29.68, and applies to insureds at age 94. The lowest current rate per thousand is $0.04, and applies to insureds age 15 and under.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.08
45	$0.13
55	$0.34
65	$0.92

Spouse Group Variable Universal Life Coverage: The highest current rate per thousand is $37.62, and applies to spouses at age 94. The lowest current rate per thousand currently offered for this benefit is $0.07, and applies to spouses under age 25.

The following table provides sample per thousand Spouse insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$0.12
45	$0.19
55	$0.50
65	$1.27

Child Term Life Insurance: The rate for child term insurance is currently $0.16 per thousand.

AD&D on the Employee’s Life: The rate per thousand currently offered for this coverage is $0.06. Generally, one rate is payable at all ages for a given group of insureds.
OTHER GENERAL CERTIFICATE PROVISIONS
Eligibility
Any Participant and his or her dependents enrolled in the plan as of December 31, 2015 and any former Participant and his or her dependents eligible and approved for reinstatement of their coverage on or after December 31, 2015.

GVULSUP192 Sears

We refer to each person who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.
Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was the amount inforce on December 31, 2015 or the amount eligible for reinstatement unless you requested a decrease after that date. The minimum Face Amount is $10,000. See Changes in Face Amount.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion which would apply in the event of a reinstatement. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus for details.

Maximum Age
Your coverage will mature when you attain age 95.
DEATH BENEFITS
Types of Death Benefit

You have a Certificate with a Death Benefit Option B; your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Changes in Face Amount

Increases in Face Amount

After December 31, 2015, the Face Amount of insurance may not be increased.

Decrease in Face Amount

Generally, Face Amounts will not decrease unless you request a decrease from Prudential, which you can do at any time.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

ADDITIONAL INSURANCE BENEFITS
Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 75% of the Face Amount or Net Amount at Risk and up to 75% of the Participant’s Certificate Fund when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

PREMIUMS

All Participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.
CERTIFICATE VALUES
Loans

The minimum amount you may borrow at any one time is $100.

GVULSUP192 Sears

APPENDIX: Funds Available Under the Certificate

The following is a list of Funds available under the Certificate. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://www.prudential.com/employers/group-insurance/gvul-funds/. You can also request this information at no cost by calling 800-562-9874. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Certificate may be purchased or sold.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Certificate may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Global/International	^^Templeton Foreign VIP Fund (Class 2) - Templeton Investment Counsel, LLC	1.06%^	4.16%	2.71%	4.00%
Global/International	Janus Henderson Global Research (Institutional) - Janus Capital Management LLC	0.77%	18.09%	16.70%	13.59%
Intermediate Core-Plus Bond	PIMCO Total Return Portfolio (Administrative Class) - Pacific Investment Management Company LLC	0.65%	(1.27)%	3.94%	3.43%
Money Market	PSF PGIM Government Money Market Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income	0.32%	0.04%	0.87%	0.44%
Fixed Income	PSF PGIM High Yield Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.57%^	7.93%	7.44%	7.42%
Large-Cap Growth	PSF PGIM Jennison Growth Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.61%	16.01%	26.79%	20.34%
Small-Cap Blend	PSF Small-Cap Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.38%	26.34%	12.10%	14.20%
Large-Cap Blend	PSF Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.29%	28.28%	18.13%	16.23%
Large-Cap Growth	T. Rowe Price All-Cap Opportunities Portfolio - T. Rowe Price Associates, Inc.	0.80%^	20.80%	26.19%	19.64%
Large-Cap Value	T. Rowe Price Equity Income Portfolio - T. Rowe Price Associates, Inc.	0.74%^	25.55%	11.01%	11.81%
Large-Cap Blend	T. Rowe Price Moderate Allocation Portfolio - T. Rowe Price Associates, Inc.	0.85%^	10.06%	10.98%	9.85%
^ The Fund’s annual current expense reflects temporary fee reductions.
^^ Effective June 10, 2022, you may no longer make additional allocations into the Templeton Foreign VIP Fund.

GVULSUP192 i                         Sears